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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ----------------

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                           ------------------------

                                 DEC 22, 1998
               Date of report (Date of earliest event reported)

                           ------------------------

                        Commission File Number: 0-18108

                           ------------------------

                          FINET HOLDINGS CORPORATION
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                           (State or jurisdiction of
                        incorporation or organization)

                         3021 CITRUS CIRCLE, SUITE 150
                            WALNUT CREEK, CA 94598
                    (Address of principal executive office)

                                  94-3115180
                     (IRS Employer Identification Number)

                       Telephone Number: (510) 988-6550
             (Registrant's telephone number, including area code)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Attached hereto as an exhibit is the notice of certain unregistered offerings as required by Section 135c (a) and (b).


                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

FINET HOLDINGS CORPORATION

Date: Dec 22, 1998             /s/       MARK L. KORELL
                               ------------------------------------
                               MARK L. KORELL
                               (CEO AND PRINCIPAL EXECUTIVE OFFICER)

Date: Dec 22, 1998             /s/       GEORGE P. WINKEL
                               ------------------------------------
                               GEORGE P. WINKEL
                               (PRINCIPAL FINANCIAL OFFICER)